UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2022

MARRONE BIO INNOVATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36030	20-5137161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7780-420 Briar Creek Parkway, Raleigh, NC 27617

(Address of Principal Executive Offices, and Zip Code)

(530) 750-2800

Registrant’s Telephone Number, Including Area Code

1540 Drew Avenue, Davis, CA 95618

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	MBII	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Reserve Shortfall Letter to Invoice Purchase Agreement

On May 17, 2022, Marrone Bio Innovations, Inc. (the “Company”) entered into Reserve Shortfall Letter (the “Letter”) to the Company’s Invoice Purchase Agreement (the “Agreement”) dated as of March 20, 2017, as amended, with LSQ Funding Group, L.C. (“LSQ”).

Under the Letter, LSQ is permitted to make advances to the Company in anticipation of LSQ Purchasing Accounts (as defined in the Agreement), to create a reserve shortfall (an “Initial Anticipated Purchase Price Payment”). Further, pursuant to the Letter, the Company is permitted to request, and LSQ may make, additional advances during such time as a reserve shortfall exists (a “Subsequent Anticipated Purchase Price Payment”, and together with the Initial Anticipated Purchase Price Payment, the “Anticipated Purchase Price Payments”) up to an aggregate of $1,000,000.00. As consideration of LSQ making Anticipated Purchase Price Payments, the Company shall pay LSQ, in addition to all other fees payable under the Agreement, a fee of 13% per annum on the balance of the reserve shortfall which shall be accrued daily and paid monthly on the last day of the month in which it accrues, until the reserve shortfall is repaid in full.

The Letter and the Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference, and the foregoing descriptions are qualified in their entirety by the terms contained therein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Reserve Shortfall Letter to Invoice Purchase Agreement, dated May 17, 2022

10.2	Invoice Purchase Agreement, dated March 24, 2017 (incorporated by reference to Exhibit 10.44 to the Company’s Quarterly Report on Form 10-Q filed May 15, 2017)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Date: May 19, 2022	By:	/s/ Linda V. Moore
	Name:	Linda V. Moore
	Title:	Executive Vice President, General Counsel, Secretary and Chief Compliance Officer